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                                                        OMB APPROVAL
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                                               OMB Number:          3235-0056
                UNITED STATES                  Expires:      January 31, 2002
     SECURITIES AND EXCHANGE COMMISSION        Estimated average burden
           WASHINGTON, D.C. 20549              hours per response:..........7
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                  FORM 8-A

  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
       PURSUANT TO SECTION 12(b) OR (g) OF THE
           SECURITIES EXCHANGE ACT OF 1934

                    Vastera, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                                      54-1616513
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 (State of incorporation or organization)   (I.R.S. Employer Identification No.)

 45025 Aviation Drive, Suite 200, Dulles, Virginia            20166-7554
--------------------------------------------------  ----------------------------
  (Address of principal executive offices)                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class             Name of each exchange on which
          to be so registered             each class is to be registered

                  none                                 none
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/


Securities Act registration statement file number to which this form
relates:            333-34142             (if applicable)
        ----------------------------------
Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.01 per share
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                                (Title of Class)

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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock, par value $0.01 per share, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-34142), as filed with the Securities and Exchange Commission on April 6, 2000, as amended from time to time, is hereby incorporated by reference.


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ITEM 2.  EXHIBITS.

        Number      Description

          3.2 Form of Amended and Restated Certificate of Incorporation to be in effect upon the closing of this offering 3.2 (filed as Exhibit to the Registrant's Registration Statement on Form S-1, File No. 333-34142, and incorporated herein by reference).

          3.4 Form of Amended and Restated Bylaws to be in effect upon the closing of this offering (filed as Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, File No. 333-34142, and incorporated herein by reference).

          4.1 Specimen Common Stock certificate (filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference).

          4.2 Second Amended and Restated Investors' Rights Agreement, as amended, dated November 24, 1998 (filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-1, File No. 333-34142, and incorporated herein by reference).

         10.6 1996 Stock Option Plan, as amended (filed as Exhibit 10.6 to the Registrant's Registration Statement on Form S-1, File No. 333-34142, and incorporated herein by reference).

         10.7       Form of Stock Option Agreement for 1996 Plan (filed as
                    Exhibit 10.7 to the Registrant's Registration Statement on Form S-1, File No. 333-34142, and incorporated herein by reference).

         10.8 Employee Stock Purchase Plan (filed as Exhibit 10.8 to the Registrant's Registration Statement on Form S-1, File
                    No. 333-34142, and incorporated herein by reference).

         10.9 2000 Stock Incentive Plan (filed as Exhibit 10.9 to the Registrant's Registration Statement on Form S-1, File No. 333-34142, and incorporated herein by reference).

         10.10 Form of Stock Option Agreement for 2000 Stock Incentive Plan (filed as Exhibit 10.10 to the Registrant's Registration Statement on Form S-1, File No. 333-34142, and incorporated herein by reference).



                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                      Vastera, Inc.
                                         ---------------------------------------
                                                      (Registrant)

Date    September 14, 2000          By    /s/ Arjun Rishi
       -----------------------           ---------------------------------------
                                         Arjun Rishi
                                         President, Chief Executive Officer
                                         and Director